UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Emerging Markets Fixed Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.34%, 2.28% and 2.13% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class B shares and for the 3-year, 5-year and 10-year periods shown for Class A and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Emerging Markets Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-1.94%	-.42%	10.04%	11.31%	8.04%
Class B	-2.35%	-1.25%	9.16%	10.45%	7.19%
Class C	-2.39%	-1.27%	9.19%	10.43%	7.19%
JP Morgan Emerging Markets Bond Index Plus+	1.82%	4.73%	10.04%	11.01%	9.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/08	$ 11.91	$ 11.96	$ 11.93
10/31/07	$ 12.49	$ 12.53	$ 12.51
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .33	$ .28	$ .28
Latest Quarterly Income Dividend	$ .1643	$ .1391	$ .1407
SEC 30-day Yield as of 4/30/08++	6.13%	5.66%	5.61%
Current Annualized Distribution Rate as of 4/30/08++	5.52%	4.65%	4.72%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.53% for Class B shares had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.53% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	57	of	66	86
3-Year	13	of	43	30
5-Year	11	of	39	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Fixed Income Fund — Class A [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,509	$12,726	$16,318	$20,689
	Average annual total return	-4.91%	8.37%	10.29%	7.54%
Class B	Growth of $10,000	$9,592	$12,808	$16,336	$20,015
	Average annual total return	-4.08%	8.60%	10.31%	7.19%
Class C	Growth of $10,000	$9,873	$13,019	$16,424	$20,027
	Average annual total return	-1.27%	9.19%	10.43%	7.19%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$10,473	$13,323	$16,855	$25,839
	Average annual total return	4.73%	10.04%	11.01%	9.96%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.19% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Emerging Markets Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-1.84%	-.29%	10.32%	11.58%	8.32%
JP Morgan Emerging Markets Bond Index Plus+	1.82%	4.73%	10.04%	11.01%	9.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 11.91
10/31/07	$ 12.49
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .34
Latest Quarterly Income Dividend	$ .1700
SEC 30-day Yield as of 4/30/08++	6.64%
Current Annualized Distribution Rate as of 4/30/08++	5.71%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 6.63% had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.70% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	54	of	66	81
3-Year	7	of	43	16
5-Year	7	of	39	18
10-Year	25	of	27	90

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Class S [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,971	$13,427	$17,298	$22,228
	Average annual total return	-.29%	10.32%	11.58%	8.32%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$10,473	$13,323	$16,855	$25,839
	Average annual total return	4.73%	10.04%	11.01%	9.96%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class*
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 980.60	$ 976.50	$ 976.10	$ 981.60	$ 997.80
Expenses Paid per $1,000**	$ 6.55	$ 10.47	$ 10.37	$ 5.57	$ 1.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class*
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,018.25	$ 1,014.27	$ 1,014.37	$ 1,019.24	$ 1,020.04
Expenses Paid per $1,000**	$ 6.67	$ 10.67	$ 10.57	$ 5.67	$ 4.87
* For the period from March 3, 2008 (commencement of operations) to April 30, 2008.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Fixed Income Fund	1.33%	2.13%	2.11%	1.13%	.97%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Emerging Markets Fixed Income Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the emerging markets bonds perform during the past six months?

A: Despite periodic bouts of heightened investor risk aversion, the asset class delivered a positive return during the reporting period. Local currency debt outperformed dollar-denominated debt, with the former supported by weakness in the US dollar.1 Overall, the emerging markets continued to be supported by a healthy growth outlook, strong commodity prices, robust Chinese growth, and rising domestic demand in developing economies. Together, these factors have helped offset the expected slowdown in the world's developed economies.

1 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

The past six months nevertheless proved to be a volatile period for emerging-markets bonds. The impact of investors' shifting risk appetites was reflected in the large fluctuations of the yield spread of the asset class relative to US Treasuries.2 When the period began, the JP Morgan Emerging Market Bond Index Plus (EMBI+) yielded 186 basis points, or 1.86 percentage points, above Treasuries.3 This proved to be the low point for the six-month period, as the spread subsequently rose through the end of 2007 — a portion of the calendar year when spreads typically decline — and pushed higher at the start of 2008. The high water mark was 327 basis points, touched on March 17 following the near-collapse of the 85-year-old US brokerage Bear Stearns. However, the subsequent efforts of the US Federal Reserve Board (the Fed) to facilitate the purchase of Bear Stearns by JP Morgan, along with the Fed's employment of non-traditional measures to restore liquidity in the financial markets, sparked a recovery for emerging-markets bonds that lasted through the final six weeks of the period. The result was a decline in the yield spread to 264 basis points by the end of April. Still, the spread rose 78 basis points over the course of the full six months.

2 The yield spread is the difference in yield between emerging markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.
3 The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue. Index returns, unlike the fund, do not reflect any fees or expenses. It is not possible to directly invest into an index.

Q: How did the fund perform during this time?

A: The total return of the fund's Class A shares for the six months ended April 30, 2008, was -1.94%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

The fund's Class A shares underperformed the 1.82% return of the benchmark, the JP Morgan EMBI+, as well as the 0.23% average return of the funds in the Lipper peer group — Emerging Markets Debt Funds.4 Despite this recent underperformance, the fund's Class A shares are ahead of its benchmark for the five-year period, and have outpaced the average return of the funds in its Lipper peer group for the three and five year periods.

4 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What positions had the most significant positive impact on performance?

A: The fund's positions in local currency debt provided much of the positive return, with holdings in Uruguay, Russia, Peru, Mexico, and Egypt leading the way. Russian assets continue to be supported by the soaring prices of oil and gas, while Mexico's outperformance stemmed from the fact that its economy has held up relatively well at a time of slowing US growth. Egypt, meanwhile, has benefited as rising oil prices have led to an economic boom throughout the Middle East. Local currency positions in Ukraine, the Philippines and Brazil also aided performance, but to a lesser extent than the positions mentioned previously.

In Brazil — the largest country in the asset class — the outlook remains positive despite a recent uptick in inflation. The combination of robust domestic demand and food inflation has reinforced expectations for rising interest rates. Global risk aversion also weighed on Brazil's bond market, as offshore investors scaled back their positions. On the positive side, Brazilian assets were boosted by the upgrade of the country's sovereign credit rating to investment grade by Standard & Poor's.5 Peru was also upgraded, a positive for that market. While the credit agencies are working under the assumption that the United States will go into a recession, they project solid global growth and continued strength in commodity prices. Importantly, they note the prudent response of Latin governments to the recent "windfall" of high commodity prices. Most Latin American countries (with the exceptions being Venezuela and Argentina) have been paying down or improving their debt profiles. The result of the improving credit ratings has been healthier debt markets and lower long-term financing costs not only for Brazil and Peru, but also for most countries in the region.

5 Credit rating or credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

Q: What positions hurt performance?

A: The positive factors in the fund's performance were offset by overweights in the dollar-denominated debt of Argentina, Venezuela, and Uruguay (which underperformed the country's local currency debt, mentioned above).6 Also detracting was a position in Turkey's local currency debt.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In Argentina, the continued policy of under-reporting inflation has damaged the government's credibility. In addition, increased taxes on agriculture exports prompted farmers to stage a three-week strike in March. While Argentina is still growing at a fast pace and its trade and fiscal surpluses continue to improve, the government's policies appear increasingly questionable due to rampant inflation, growing price distortions, and the heavy tax burden on the agricultural sector. These negative headlines, along with the risk of new supply coming into the market, weighed on Argentina's external debt during the semi-annual period.

Venezuela underperformed despite record-high oil prices, a result of elevated political risk. President Hugo Chavez engaged in a new war of words with Colombia in recent months, threatening to curb trade ties. While we believe this scenario is unlikely, it would be a significant negative for both economies. Relations between Colombia and Ecuador also have been strained. Additionally, the dispute between ExxonMobil and the Venezuelan government regarding the government's expropriation of the company's oil assets remains an issue. Taken together, these factors weighed on Venezuelan assets and offset the positive impact of rising oil prices.

Turkey's underperformance stemmed from increased political risk and weakness in the lira, which hit a seven-month low during the period. The Turkish Constitutional Court agreed to hear the case to ban the ruling AK Party (AKP) and its 71 members who were accused of anti-secular activities. With the final verdict against the AKP and its members not expected until the end of the year, expectations are that the Turkish government will be preoccupied with political and legal issues rather than its macroeconomic and structural reform agenda. The AKP is seeking to amend the constitution in a way that would make it difficult to ban political parties, an approach that will require support from opposition parties and may require a referendum. This could result in a more populist and less market-friendly government. A weak lira, meanwhile, complicates matters for Turkey's central bank, which had been aggressively cutting rates for some time. The central bank has taken a prudent approach and adopted a cautious tone, keeping the policy rate unchanged at 15.25% in March. However, with inflation well above the bank's 4% target, it may be forced to tighten policy rates in the coming months.

The fund's positions in corporate debt in China and Indonesia also weighed on performance. Nevertheless, we continue to look for opportunities in the expanding universe of corporate bonds issued by emerging market companies. 16% of the portfolio is now invested in corporate issues.

Q: What is your overall view on emerging-markets debt?

A: Looking ahead, it is reasonable to expect that periodic increases in investors' risk aversion will weigh on the performance of emerging-market debt. We view these periods of market weakness as an opportunity, however, because they provide us with the chance to add to our favored positions at attractive prices. From a broader standpoint, most countries in the emerging markets asset class are benefiting from powerful longer-term trends such as rapid infrastructure growth and the rising spending power of consumers. We believe these factors continue to provide a firm fundamental foundation for emerging-markets bonds, even if broader market stresses periodically weights on short-term performance.

Portfolio Summary April 30, 2008

Asset Allocation (As a % of Investment Portfolio)	4/30/08	10/31/07

Sovereign Bonds	77%	80%
Financials	7%	7%
Loan Participations	4%	3%
Utilities	2%	2%
Energy	2%	2%
Industrials	2%	2%
Cash Equivalents	2%	1%
Consumer Discretionary	1%	2%
Consumer Staples	1%	1%
Telecommunications Services	1%	—
US Treasury Obligations	1%	—
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/08	10/31/07

Brazil	15%	17%
Argentina	9%	10%
Indonesia	7%	6%
Colombia	7%	5%
Turkey	7%	13%
Venezuela	7%	10%
Peru	6%	6%
Philippines	5%	6%
Ecuador	4%	3%
Russia	4%	4%
Other	29%	20%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Currency Exposure	4/30/08	10/31/07

US Dollar	74%	75%
Brazilian Real	8%	4%
Peruvian Nouveau Sol	4%	3%
Euro	4%	—
Turkish Lira	3%	2%
Russian Ruble	2%	5%
Malaysian Ringgit	2%	—
Indonesian Rupiah	2%	3%
Egyptian Pound	2%	3%
Argentine Peso	1%	1%
Chinese Yuan Renminbi	(2%)	2%
South African Rand	—	2%
	100%	100%
Average Life (Excludes Cash Equivalents)	4/30/08	10/31/07

0 < 3 years	6%	5%
3 < 5 years	11%	15%
5 < 10 years	40%	29%
10+ years	43%	51%
	100%	100%

Currency exposure and average life are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 91.4%
Argentina 8.1%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	2,500,000	2,125,000
Republic of Argentina:
Zero Coupon, 7/22/2003* EUR	750,000	346,115
GDP Linked Note, 12/15/2035	17,450,000	2,024,200
2.0%, 1/3/2010 ARS	6,400,000	1,921,922
Series MAY, 7.0%, 3/18/2004* EUR	130,000	59,374
Series X, 7.0%, 4/17/2017	12,850,000	8,293,302
8.0%, 10/30/2009* EUR	511,292	222,742
Series BGLO, 8.375%, 12/20/2003*	3,000,000	900,000
Series REG S, 9.0%, 5/24/2005* EUR	520,000	248,231
9.0%, 5/26/2009* EUR	2,800,000	1,336,102
Series E, 9.25%, 7/20/2004* EUR	3,000,000	1,349,094
9.75%, 11/26/2003* EUR	850,000	371,625
10.0%, 12/7/2004* EUR	2,000,000	874,412
Series BGL4, 11.0%, 10/9/2006*	500,000	150,000
Series 2018, 12.25%, 6/19/2018*	2,292,300	664,767
12.375%, 2/21/2012*	1,900,000	603,250
(Cost $24,671,374)		21,490,136
Brazil 14.6%
Federative Republic of Brazil:
7.125%, 1/20/2037	3,200,000	3,656,000
8.25%, 1/20/2034	10,200,000	12,954,000
Independencia International Ltd., REG S, 9.875%, 1/31/2017	1,200,000	1,182,000
ISA Capital do Brasil SA, Series REG S, 8.8%, 1/30/2017	2,000,000	2,155,000
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	37,000,000	18,725,935
(Cost $37,029,056)		38,672,935
China 1.4%
Parkson Retail Group Ltd.:
7.125%, 5/30/2012	670,000	646,550
7.875%, 11/14/2011	3,100,000	3,053,500
(Cost $3,810,660)		3,700,050
Colombia 6.9%
EEB International Ltd., Series REG S, 8.75%, 10/31/2014	680,000	720,800
Republic of Colombia:
7.375%, 1/27/2017	4,300,000	4,841,800
7.375%, 9/18/2037	11,250,000	12,543,750
(Cost $17,711,337)		18,106,350
Dominican Republic 2.1%
Cerveceria Nacional Dominicana, Series REG S, 16.0%, 3/27/2012	2,800,000	2,677,360
Dominican Republic, Series REG S, 8.625%, 4/20/2027	2,700,000	2,875,500
(Cost $5,865,306)		5,552,860
Ecuador 3.5%
Republic of Ecuador:
Series REG S, 9.375%, 12/15/2015	3,110,000	3,300,487
Series REG S, 10.0%, 8/15/2030	5,960,000	6,004,700
(Cost $8,207,291)		9,305,187
Egypt 1.3%
Republic of Egypt:
Series REG S, 8.75%, 7/18/2012 EGP	5,400,000	1,015,642
9.1%, 7/12/2010 EGP	10,700,000	2,062,092
9.35%, 8/16/2010 EGP	2,300,000	442,011
(Cost $3,243,942)		3,519,745
El Salvador 1.3%
Republic of El Salvador:
Series REG S, 7.65%, 6/15/2035	1,710,000	1,838,250
Series REG S, 8.25%, 4/10/2032	1,450,000	1,660,250
(Cost $3,506,520)		3,498,500
Gabon 2.0%
Republic of Gabon, Series REG S, 8.2%, 12/12/2017 (Cost $5,023,174)	4,930,000	5,164,175
Georgia 2.0%
Republic of Georgia, 7.5%, 4/15/2013 (Cost $5,330,176)	5,280,000	5,352,336
Ghana 2.0%
Republic of Ghana, Series REG S, 8.5%, 10/4/2017 (Cost $5,151,383)	5,100,000	5,311,650
Indonesia 7.2%
Indonesia Recapitalization Bond, Series FR16, 13.45%, 8/15/2011 IDR	8,300,000,000	939,069
Majapahit Holding BV:
Series REG S, 7.25%, 6/28/2017	1,600,000	1,517,965
Series REG S, 7.75%, 10/17/2016	4,300,000	4,252,863
Republic of Indonesia:
Series REG S, 6.875%, 3/9/2017	920,000	946,250
Series REG S, 7.75%, 1/17/2038	900,000	904,500
Series REG S, 8.5%, 10/12/2035	5,840,000	6,387,196
Series FR23, 11.0%, 12/15/2012 IDR	40,400,000,000	4,176,936
(Cost $20,036,318)		19,124,779
Iraq 1.0%
Republic of Iraq, Series REG S, 5.8%, 1/15/2028 (Cost $2,356,928)	3,780,000	2,579,321
Luxembourg 1.5%
Evraz Group SA:
Series REG S, 8.25%, 11/10/2015	2,600,000	2,538,250
Series REG S, 8.875%, 4/24/2013	1,300,000	1,314,625
(Cost $3,896,742)		3,852,875
Malaysia 2.0%
Bank Negara Monetary Note, Series 1908, Zero Coupon, 4/16/2009 (Cost $5,192,070) MYR	16,900,000	5,178,308
Mexico 2.5%
Desarrolladora Homex SAB de CV, 7.5%, 9/28/2015	1,500,000	1,511,250
Mexican Bonds, Series MI-10, 9.0%, 12/20/2012 MXN	50,320,000	4,996,618
(Cost $6,324,509)		6,507,868
Netherlands 2.0%
GTB Finance BV, 8.5%, 1/29/2012	3,900,000	3,712,800
HSBK Europe BV, Series REG S, 9.25%, 10/16/2013	1,600,000	1,599,200
(Cost $5,450,724)		5,312,000
Pakistan 0.9%
Republic of Pakistan, Series REG S, 6.875%, 6/1/2017 (Cost $2,835,750)	2,850,000	2,422,500
Panama 0.7%
Republic of Panama, 8.875%, 9/30/2027 (Cost $1,770,314)	1,400,000	1,820,000
Peru 5.4%
Republic of Peru:
6.55%, 3/14/2037	6,100,000	6,405,000
Series REG S, 6.9%, 8/12/2037 PEN	22,500,000	7,859,477
(Cost $13,545,009)		14,264,477
Philippines 4.4%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	3,350,000	3,903,072
Republic of Philippines:
7.75%, 1/14/2031	500,000	563,750
8.0%, 1/15/2016	280,000	320,600
8.25%, 1/15/2014	1,510,000	1,726,987
9.375%, 1/18/2017	1,100,000	1,373,570
9.5%, 2/2/2030	2,320,000	3,047,900
10.625%, 3/16/2025	500,000	703,100
(Cost $11,232,101)		11,638,979
Russia 1.0%
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 (Cost $2,499,758) RUB	66,824,272	2,748,999
Serbia 1.9%
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024 (Cost $5,128,021)	5,400,000	4,954,500
Singapore 0.5%
Empire Capital Resources Pte., Ltd., Series REG S, 9.375%, 12/15/2011 (Cost $1,334,476)	1,270,000	1,335,288
Turkey 6.5%
Republic of Turkey:
6.875%, 3/17/2036	7,200,000	6,660,720
8.0%, 2/14/2034	3,200,000	3,388,000
Series CPI, 10.0%, 2/15/2012 TRY	8,200,000	7,154,341
(Cost $17,083,531)		17,203,061
United States 0.5%
US Treasury Bond, 4.75%, 2/15/2037 (Cost $1,330,999)	1,300,000	1,354,539
Uruguay 1.8%
Republic of Uruguay:
7.625%, 3/21/2036	2,260,000	2,384,300
7.875%, 1/15/2033 (PIK)	1,250,000	1,356,250
8.0%, 11/18/2022	930,000	1,032,300
(Cost $4,560,235)		4,772,850
Venezuela 6.4%
Petroleos de Venezuela SA, 5.25%, 4/12/2017	6,400,000	4,224,000
Republic of Venezuela:
5.75%, 2/26/2016	6,900,000	5,433,750
8.5%, 10/8/2014	5,480,000	5,137,500
10.75%, 9/19/2013	1,951,000	2,014,407
(Cost $17,756,115)		16,809,657
Total Bonds (Cost $241,883,819)		241,553,925

Loan Participations 5.0%
Ireland 1.0%
Vimpel Communications, Series REG S, 9.125%, 4/30/2018 (Cost $2,612,060)	2,600,000	2,598,700
Russia 2.4%
Alfa Bank, 8.635%, 2/22/2017	3,800,000	3,534,000
Gazprom, Series REG S, 7.288%, 8/16/2037	1,000,000	944,100
Gazprombank, 7.25%, 2/22/2010 RUB	12,800,000	534,685
Russian Standard Finance SA, Series 2, REG S, 7.5%, 10/7/2010	1,600,000	1,456,000
(Cost $6,833,031)		6,468,785
Ukraine 1.6%
Alfa Bank-Ukraine, Series 2006-02, 9.75%, 12/22/2009	2,200,000	2,208,360
Export-Import Bank of Ukraine, 7.65%, 9/7/2011	2,000,000	2,000,000
(Cost $4,228,747)		4,208,360
Total Loan Participations (Cost $13,673,838)		13,275,845
	Shares	Value ($)

Cash Equivalents 1.6%
Cash Management QP Trust, 2.54% (Cost $4,288,490)	4,288,490	4,288,490
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $259,846,147)+	98.0	259,118,260
Other Assets and Liabilities, Net	2.0	5,335,587
Net Assets	100.0	264,453,847
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Republic of Argentina:	Zero Coupon	7/22/2003	750,000	EUR	287,140	346,115
	7.0%	3/18/2004	130,000	EUR	48,882	59,374
	8.0%	10/30/2009	511,292	EUR	194,841	222,742
	8.375%	12/20/2003	3,000,000	USD	917,400	900,000
	9.0%	5/24/2005	520,000	EUR	195,329	248,231
	9.0%	5/26/2009	2,800,000	EUR	1,044,405	1,336,102
	9.25%	7/20/2004	3,000,000	EUR	1,131,461	1,349,094
	9.75%	11/26/2003	850,000	EUR	322,360	371,625
	10.0%	12/7/2004	2,000,000	EUR	757,289	874,412
	11.0%	10/9/2006	500,000	USD	156,300	150,000
	12.25%	6/19/2018	2,292,300	USD	748,436	664,767
	12.375%	2/21/2012	1,900,000	USD	714,572	603,250
					$ 6,518,415	$ 7,125,712
+ The cost for federal income tax purposes was $260,515,610. At April 30, 2008, net unrealized depreciation for all securities based on tax cost was $1,397,350. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,008,962 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,406,312.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

As of April 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	5,686,420	CNY	39,220,000	7/16/2008	180,313
EUR	2,709,000	USD	4,214,881	7/16/2008	54,638
USD	8,030,302	MXN	85,075,000	7/16/2008	37,536
RUB	68,749,000	USD	2,897,940	7/16/2008	20,099
USD	4,531,345	TRY	5,949,000	7/16/2008	39,838
Total unrealized appreciation					332,424
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
BRL	14,174,000	USD	8,489,397	7/16/2008	(118,277)
USD	5,189,016	PHP	220,396,000	7/16/2008	(62,259)
TRY	8,539,000	USD	6,504,144	7/16/2008	(230,542)
UAH	1,932,061	UAH	10,200,000	7/16/2008	(34,014)
Total unrealized depreciation					(445,092)
Currency Abbreviations
ARS Argentine Peso
BRL Brazilian Real
CNY Yuan Renminbi
EGP Egyptian Pound
EUR Euro
IDR Indonesian Rupiah
MXN Mexican Peso
MYR Malaysian Ringgit
PEN Peruvian Nouveau Sol
PHP Philippine Peso
RUB New Russian Ruble
TRY New Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $255,557,657)	$ 254,829,770
Investment in Cash Management QP Trust (cost $4,288,490)	4,288,490
Total investments, at value (cost $259,846,147)	259,118,260
Cash	349,940
Foreign currency, at value (cost $1,275,560)	1,249,960
Receivable for investments sold	3,102,200
Receivable for Fund shares sold	310,904
Interest receivable	3,751,366
Foreign taxes recoverable	30,647
Unrealized appreciation on forward foreign currency exchange contracts	332,424
Other assets	59,125
Total assets	268,304,826
Liabilities
Payable for investments purchased	2,535,040
Payable for Fund shares redeemed	293,148
Unrealized depreciation on forward foreign currency exchange contracts	445,092
Net payable on closed forward foreign currency exchange contracts	110,812
Accrued management fee	159,743
Other accrued expenses and payables	307,144
Total liabilities	3,850,979
Net assets, at value	$ 264,453,847
Net Assets Consist of
Undistributed net investment income	1,926,774
Net unrealized appreciation (depreciation) on: Investments	(727,887)
Foreign currency	(246,421)
Accumulated net realized gain (loss)	(16,313,241)
Paid-in capital	279,814,622
Net assets, at value	$ 264,453,847

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($43,525,685 ÷ 3,654,193 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 11.91
Maximum offering price per share (100 ÷ 95.50 of $11.91)	$ 12.47

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,248,593 ÷ 188,088 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 11.96

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,938,577 ÷ 1,000,353 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 11.93
Class S Net Asset Value, offering and redemption price(a) per share ($179,709,457 ÷ 15,089,996 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.91
Institutional Class Net Asset Value, offering and redemption price(a) per share ($27,031,535 ÷ 2,269,644 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 11.91
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $49,179)	$ 9,359,047
Interest — Cash Management QP Trust	136,762
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,261
Total Income	9,504,070
Expenses: Management fee	852,303
Administration fee	128,166
Services to shareholders	237,427
Distribution and service fees	126,021
Custodian fee	72,900
Professional fees	49,642
Reports to shareholders	41,822
Registration fees	26,352
Directors' fees and expenses	6,202
Other	19,591
Total expenses before expense reductions	1,560,426
Expense reductions	(3,946)
Total expenses after expense reductions	1,556,480
Net investment income	7,947,590
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $68,005)	(1,537,861)
Foreign currency	(1,761,781)
(3,299,642)
Change in net unrealized appreciation (depreciation) on: Investments	(10,005,201)
Foreign currency	337,138
(9,668,063)
Net gain (loss)	(12,967,705)
Net increase (decrease) in net assets resulting from operations	$ (5,020,115)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income	$ 7,947,590	$ 15,426,748
Net realized gain (loss)	(3,299,642)	5,312,366
Change in net unrealized appreciation (depreciation)	(9,668,063)	744,018
Net increase (decrease) in net assets resulting from operations	(5,020,115)	21,483,132
Distributions to shareholders from: Net investment income: Class A	(1,178,772)	(1,842,527)
Class B	(52,691)	(121,448)
Class C	(290,973)	(546,007)
Class S	(5,291,215)	(12,663,390)
Institutional Class	(280,179)	—
Total distributions	(7,093,830)	(15,173,372)
Fund share transactions: Proceeds from shares sold	72,948,600	97,997,814
Reinvestment of distributions	5,979,041	12,813,365
Cost of shares redeemed	(60,577,421)	(67,132,032)
Redemption fees	3,641	11,462
Net increase (decrease) in net assets from Fund share transactions	18,353,861	43,690,609
Increase (decrease) in net assets	6,239,916	50,000,369
Net assets at beginning of period	258,213,931	208,213,562
Net assets at end of period (including undistributed net investment income of $1,926,774 and $1,073,014, respectively)	$ 264,453,847	$ 258,213,931

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.49	$ 12.12	$ 11.31	$ 10.33	$ 9.53	$ 7.74
Income (loss) from investment operations: Net investment income[b]	.37	.79	.68	.66	.51	.54
Net realized and unrealized gain (loss)	(.62)	.37	.82	.81	.79	1.83
Total from investment operations	(.25)	1.16	1.50	1.47	1.30	2.37
Less distributions from: Net investment income	(.33)	(.79)	(.69)	(.49)	(.50)	(.58)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.91	$ 12.49	$ 12.12	$ 11.31	$ 10.33	$ 9.53
Total Return (%)[c]	(1.94)**	9.92	13.58[d]	14.44[d]	14.01[d]	31.53[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	43	18	12	7	4
Ratio of expenses before expense reductions (%)	1.33*	1.34	1.68	1.69	1.82	1.86
Ratio of expenses after expense reductions (%)	1.33*	1.34	1.56	1.54	1.54	1.84
Ratio of net investment income (%)	6.08*	6.40	5.83	6.03	5.19	6.13
Portfolio turnover rate (%)	43**	173	224	283	236	327
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.53	$ 12.17	$ 11.35	$ 10.36	$ 9.55	$ 7.76
Income (loss) from investment operations: Net investment income[b]	.32	.68	.59	.58	.44	.46
Net realized and unrealized gain (loss)	(.61)	.37	.83	.82	.79	1.83
Total from investment operations	(.29)	1.05	1.42	1.40	1.23	2.29
Less distributions from: Net investment income	(.28)	(.69)	(.60)	(.41)	(.42)	(.50)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.96	$ 12.53	$ 12.17	$ 11.35	$ 10.36	$ 9.55
Total Return (%)[c,d]	(2.35)**	8.94	12.79	13.54	13.25	30.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	3	2	2
Ratio of expenses before expense reductions (%)	2.24*	2.28	2.58	2.62	2.73	2.72
Ratio of expenses after expense reductions (%)	2.13*	2.19	2.33	2.28	2.31	2.69
Ratio of net investment income (%)	5.28*	5.54	5.06	5.28	4.42	5.28
Portfolio turnover rate (%)	43**	173	224	283	236	327
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.14	$ 11.33	$ 10.35	$ 9.55	$ 7.76
Income (loss) from investment operations: Net investment income[b]	.32	.69	.59	.58	.44	.47
Net realized and unrealized gain (loss)	(.62)	.37	.82	.81	.78	1.83
Total from investment operations	(.30)	1.06	1.41	1.39	1.22	2.30
Less distributions from: Net investment income	(.28)	(.69)	(.60)	(.41)	(.42)	(.51)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.93	$ 12.51	$ 12.14	$ 11.33	$ 10.35	$ 9.55
Total Return (%)[c]	(2.39)**	9.06	12.80[d]	13.57[d]	13.16[d]	30.13[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	13	6	4	7.723
Ratio of expenses before expense reductions (%)	2.11*	2.13	2.45	2.43	2.46	2.69
Ratio of expenses after expense reductions (%)	2.11*	2.13	2.32	2.29	2.31	2.68
Ratio of net investment income (%)	5.30*	5.60	5.07	5.28	4.42	5.29
Portfolio turnover rate (%)	43**	173	224	283	236	327
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.49	$ 12.13	$ 11.31	$ 10.33	$ 9.53	$ 7.74
Income (loss) from investment operations: Net investment income[b]	.38	.81	.71	.69	.54	.57
Net realized and unrealized gain (loss)	(.62)	.37	.83	.81	.78	1.82
Total from investment operations	(.24)	1.18	1.54	1.50	1.32	2.39
Less distributions from: Net investment income	(.34)	(.82)	(.72)	(.52)	(.52)	(.60)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.91	$ 12.49	$ 12.13	$ 11.31	$ 10.33	$ 9.53
Total Return (%)[c]	(1.84)**	10.10	13.90	14.71	14.36	31.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180	199	182	154	142	140
Ratio of expenses before expense reductions (%)	1.13*	1.19	1.40	1.43	1.61	1.66
Ratio of expenses after expense reductions (%)	1.13*	1.15	1.27	1.31	1.29	1.63
Ratio of net investment income (%)	6.28*	6.58	6.12	6.26	5.44	6.34
Portfolio turnover rate (%)	43**	173	224	283	236	327
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.11
Income (loss) from investment operations: Net investment income[b]	.12
Net realized and unrealized gain (loss)	(.15)
Total from investment operations	(.03)
Less distributions from: Net investment income	(.17)
Redemption fees	.00***
Net asset value, end of period	$ 11.91
Total Return (%)	(.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27
Ratio of expenses (%)	.97*
Ratio of net investment income (%)	6.61*
Portfolio turnover rate (%)	43**
[a] For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to April 30, 2008.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On March 3, 2008, the Fund commenced offering Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2007 the Fund had a net tax basis capital loss carryforward of approximately $12,344,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2009, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008 purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $118,532,491 and $103,741,065, respectively. Purchases and sales of US Treasury obligations aggregated $3,833,086 and $2,662,297, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment Advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.650%
Next $1.0 billion of such net assets	.635%
Over $2.0 billion of such net assets	.620%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from November 1, 2007, through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.13%
Class S	1.13%

For Institutional Class shares, for the period from March 3, 2008 (commencement of Institutional Class shares) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses at 1.13%.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $128,166, of which $21,541 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 24,093	$ —	$ 7,760
Class B	3,110	1,346	1,297
Class C	8,108	—	2,597
Class S	115,757	1,246	56,577
Institutional Class	200	—	200
	$ 151,268	$ 2,592	$ 68,431

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 8,692	$ 1,423
Class C	47,214	7,261
	$ 55,906	$ 8,684

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	51,591	$ 14,348.24%
Class B	2,842	899.25%
Class C	15,682	4,568.25%
	$ 70,115	$ 19,815

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008, aggregated $5,980.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $4,836 and $5,413, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $14 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,766, of which $555 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,354 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

F. Loan Participations/Assignments

Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,027,150	$ 12,404,458	3,047,088	$ 37,604,641
Class B	22,522	272,558	93,383	1,155,522
Class C	138,132	1,674,802	728,152	9,032,800
Class S	2,597,972	31,548,109	4,056,243	50,204,851
Institutional Class*	2,246,000	27,048,673	—	—
		$ 72,948,600		$ 97,997,814
Shares issued to shareholders in reinvestment of distributions
Class A	75,646	$ 906,594	111,185	$ 1,361,031
Class B	2,915	35,109	6,629	81,518
Class C	16,162	194,399	30,480	374,370
Class S	380,627	4,562,760	897,621	10,996,446
Institutional Class*	23,644	280,179	—	—
		$ 5,979,041		$ 12,813,365
Shares redeemed
Class A	(910,791)	$ (10,982,480)	(1,178,255)	$ (14,456,474)
Class B	(28,525)	(345,344)	(73,836)	(902,329)
Class C	(223,059)	(2,694,762)	(209,278)	(2,559,339)
Class S	(3,840,737)	(46,554,835)	(4,002,964)	(49,213,890)
		$ (60,577,421)		$ (67,132,032)
Redemption fees		$ 3,641		$ 11,462
Net increase (decrease)
Class A	192,005	$ 2,328,889	1,980,018	$ 24,512,961
Class B	(3,088)	(37,677)	26,176	335,743
Class C	(68,765)	(825,501)	549,354	6,848,188
Class S	(862,138)	(10,440,702)	950,900	11,993,717
Institutional Class*	2,269,644	27,328,852	—	—
		$ 18,353,861		$ 43,690,609
* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to April 30, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	233379 601	233379 700	233379 809	233379 874	233379 742
Fund Number	476	676	776	2076	1476

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008